SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2002
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                 0-28488                        91-1431894
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)



               707 South Grady Way, Renton, Washington 98055-3233
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (425) 430-3000

                        --------------------------------




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Item 5.  Other Events.

         On November 27, 2002, Zones, Inc. (the "Company") announced that it transitioned to a new $30.0 million credit facility with Transamerica Commercial Finance to fund the Company's future growth plans and working capital needs. The Company will retain a reduced credit facility with IBM Global Financing, its former primary financial partner.

         On November 27, 2002, the Company also announced it had received the determination of the administrative law judge ("ALJ") in its appeal with the Washington State Department of Revenue (the "Department"), which has been examining the Company's state tax returns for the years 1996, 1997, 1998 and 1999. The ALJ denied the petition in part, and remanded it in part, back to the auditor and found against Zones on the most significant issue, whether vendor reimbursements of catalog expenses were subject to the Washington business and occupation ("B&O") tax. The ALJ ruled that the cooperative advertising exclusion from the B&O tax, upon which the Company was relying, did not apply to the Company because it produced its own catalogs and was not receiving reimbursements for advertising in third party media. The Company will take a one time charge in the fourth quarter of approximately $2.1 million to reflect the financial impact of the ALJ's decision.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

    EXHIBIT                 DESCRIPTION

    99.1                    Press Release, dated November 27, 2002
    99.2                    Press Release, dated November 27, 2002


         Copies of the Company's press releases are attached hereto as exhibits
99.1 and 99.2, and are incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZONES, INC.


Dated:  November 27, 2002             s/ RONALD P. MCFADDEN

                                      By:  Ronald P. McFadden
                                      Its: Secretary and Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT No.             DESCRIPTION
    ----------              -----------

    99.1                    Press Release, dated November 27, 2002
    99.2                    Press Release, dated November 27, 2002



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                                                                    EXHIBIT 99.1


Zones transitions its $30 Million Financing Facility to Transamerica Commercial Finance

RENTON, Wash. (November 27, 2002) Zones, Inc. (the "Company," "Zones"TM) (Nasdaq: ZONS), a single-source direct marketing reseller of name-brand information technology products, announced today that it has refinanced its credit facility through an agreement with Transamerica Distribution Finance. This $30.0 million credit facility will provide asset based financing to fund the Company's future growth plans and working capital needs. The Company will continue to retain a reduced credit facility with IBM Financial Services, its former primary financial partner.

"Transamerica is very pleased to have Zones as a new customer. We feel they are one of the premier single tier direct marketing resellers in the industry; a segment on which we have focused due to the strong customer profiles and industry trends. I believe we have provided Zones with an attractive financial services package which should support their growth into the future" commented John Rakocy, Managing Director of Transamerica Distribution Finance's Information Technology Financial Services Division.

"Transamerica offered the Company a strategic financing opportunity," commented Ronald McFadden, chief financial officer. "We believe the financing they have been able to structure will provide us the flexibility and capacity to meet the Company's current and future credit needs. We look forward to working with Transamerica as our long term financial solution."

About Zones, Inc.
Zones, Inc. is a single-source direct marketing reseller of name-brand information technology products to the growing small to medium sized business market, enterprise and public sector markets. Zones sells these products through outbound and inbound account executives, specialty print and e-catalogs, and the Internet. Zones offers more than 150,000 products from leading manufacturers including Apple, Hewlett-Packard, IBM, Microsoft and Toshiba.

Incorporated in 1988, Zones, Inc. is headquartered in Renton, Washington. Company and buying information is available at http://www.zones.com, or by calling 800-258-2088.

About Transamerica Distribution Finance
Headquartered in Hoffman Estates, Ill., Transamerica Distribution Finance is a leading provider of distribution finance services. Since 1953, Transamerica Distribution Finance has served the financing needs of manufacturers, distributors, and dealers in a wide variety of industries. Transamerica Distribution Finance delivers consistent, reliable finance solutions for customers around the world through its inventory finance, accounts receivable finance, and asset-based lending services. Transamerica Distribution


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Finance  is  a  member  of  Transamerica   Finance  Corporation  family  of
businesses.   Additional   information   about  the  company  can  be  found  at
www.TransamericaFinance.com/tdf.


This press release may contain statements that are forward-looking. These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations that are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. These risk factors include, without limitation, future growth, dependence on revenue from products, vendor support, competition, pressure on margin, variability of operating results, changing methods of distributions, potential disruption of business, potential increases in postage, shipping, and paper costs, reliance on vendor relationships, state revenue or use tax uncertainties, dependence on personnel, reliance on outsourced distribution, and rapid technological change and inventory obsolescence, and other risks and uncertainties detailed in the Company's filings with the SEC.


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                                                                   EXHIBIT 99.2

Zones to Dispute Washington State Department of Revenue Ruling

RENTON, Wash. (November 27, 2002) Zones, Inc. (the "Company," "Zones"TM) (Nasdaq: ZONS), a single-source direct marketing reseller of name-brand information technology products, announced today that it has received the final determination of the Washington State Department of Revenue (the "Department") in its state tax audit. The Department has been examining the Company's state tax returns for the years 1996, 1997, 1998 and 1999. The Department remanded certain portions of the disputed amounts back to the audit division, but found against Zones on the most significant issue, whether vendor cooperative reimbursements, for certain catalog advertising, were subject to the Washington business and occupation tax.

"We strongly disagree with the Department's decision regarding the tax treatment of our cooperative advertising reimbursements and intend to vigorously pursue our appeal rights," said Ronald McFadden, chief financial officer. The Company will take a one time charge in the fourth quarter of approximately $2.1 million to reflect the financial impact of the Department's decision.

About Zones, Inc.
Zones, Inc. is a single-source, direct marketing reseller of name-brand information technology products to the growing small to medium sized business market, enterprise and public sector markets. Zones sells these products through outbound and inbound account executives, specialty print and e-catalogs, and the Internet. Zones offers more than 150,000 products from leading manufacturers including Apple, Hewlett-Packard, IBM, Microsoft and Toshiba.

Incorporated in 1988, Zones, Inc. is headquartered in Renton, Washington. Company and buying information is available at http://www.zones.com, or by calling 800-258-2088.



This press release may contain statements that are forward-looking. These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations that are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. These risk factors include, without limitation, future growth, dependence on revenue from products, vendor support, competition, pressure on margin, variability of operating results, changing methods of distributions, potential disruption of business, potential increases in postage, shipping, and paper costs, reliance on vendor relationships, state revenue or use tax uncertainties, dependence on personnel, reliance on outsourced distribution, and rapid technological change and inventory obsolescence, and other risks and uncertainties detailed in the Company's filings with the SEC.


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